 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2014

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.
(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.
11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)
Registrant’s telephone number, including area code: (513) 554-1110
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.
On November 5, 2014, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2014.
Item  9.01.   Financial Statements and Exhibits.

99.1	Press Release dated November 5, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: November 6, 2014	By:	/s/ John B. Bessey
John B. Bessey
Co-President

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release dated November 5, 2014